UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1 – Reports to Stockholders

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report
October 31, 2012

2012

Aberdeen Asia-Pacific Income Fund, Inc.
Aberdeen Australia Equity Fund, Inc.
Celebrating 25 years of investing in the Asia-Pacific region.
FAX
NYSE
IAF
NYSE
Aberdeen

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate of $0.035 per share set once a year. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2012, consisted of 100% net investment income.

In January 2013, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2012 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

December 5, 2012

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2012. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), was 9.8% for the year ended October 31, 2012 and 9.6% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s annual total return is based on the reported NAV on October 31, 2012.

Share Price and NAV

The Fund’s share price increased by 14% over the year, from $6.93 on October 31, 2011 to $7.90 on October 31, 2012. The Fund’s share price on October 31, 2012 represented a premium of 1.5% to the NAV per share of $7.78 on that date, compared with a discount of 7.4% to the NAV per share of $7.48 on October 31, 2011.

Portfolio Allocation

As of October 31, 2012, the Fund held 41.6% of its total investments in Australian debt securities, 54.2% in Asian debt securities, 2.2% in European debt securities, 1.9% in U.S. debt securities and 0.1% in Canadian debt securities.

Of the Fund’s total investments, 36.0% were held in U.S. Dollar-denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 36.4%. The rest of the Fund’s currency exposure was 43.9% in the Australian Dollar and 19.7% in various Asian currencies.

Credit Quality

As of October 31, 2012, 70.5% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s or Moody’s Investors Services, Inc., or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2012 totaled $0.42 per share. Based on the share price of $7.90 on October 31, 2012, the distribution rate over the twelve-month period ended October 31, 2012 was 5.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 9, 2012 and December 11, 2012, the Fund announced that it will pay on December 14, 2012 and January 11, 2013, a distribution of US $0.035 per share to all shareholders of record as of November 30, 2012 and December 31, 2012, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the July 13, 2012 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2013.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

The Fund has entered into a $600,000,000 revolving credit loan facility with a syndicate led by The Bank of Nova Scotia, which was renewed for a 364-day term on April 11, 2012. The outstanding balance on the loan as of October 31, 2012 was $600,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeenfax.com. Also, there are daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-800-522-5465 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home
•	Visiting www.aberdeenfax.com.

For additional information on Aberdeen’s family of closed-end funds, we invite you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data. When you enroll in our online email services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communication from Aberdeen.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Economic Review

Asian fixed income markets strengthened during the year ended October 31, 2012. Initially, the European debt crisis sparked fears of escalating systemic risk, but this was eased by massive liquidity injections and Greece’s bailout. Elsewhere, the U.S. Federal Reserve pledged to keep interest rates near zero until the end of 2014. Subsequently, risk aversion spiked on uncertainty over Greece’s potential exit from the Eurozone and stress in Spain’s banking system. There was a flight to quality which benefited safe-haven assets, particularly in developed countries. Towards the period end, major central banks announced stimulus measures against a rapidly deteriorating global economic backdrop. In particular, the U.S. Federal Reserve launched a third round of quantitative easing, while the European Central Bank proposed fresh measures to tackle the debt crisis. Risk sentiment remained weak, however, with the looming U.S. fiscal cliff adding to the uncertainty.

Growth slowed across most of Asia, amid sluggish consumption and waning demand from developed markets. Exports were sluggish and while the year-on-year numbers had possibly begun to stabilize, import growth deteriorated. This would improve external balances but was less positive for the broader domestic economy, as it indicated that external weakness had led to lower domestic demand for imports of capital goods or intermediate inputs for re-export elsewhere. Gross Domestic Product contracted in Singapore and decelerated in Korea, two of the more open economies. China’s third-quarter growth eased to 7.4% from 7.6%, but improvements in industrial production, fixed asset investment and retail sales appear to indicate that the economy may be reaching a bottom. Bucking the trend were Indonesia and the Philippines, where consumption remained resilient.

Inflation was stable generally, although price pressures persisted in India. Central banks in Australia, China, Korea, Thailand and the Philippines cut interest rates to support growth.

Solid inflows and well-subscribed new issues bolstered the Asian dollar credit market, as the JP Morgan Asia Credit Index returned almost 13%. High-yield names, in particular corporates, outperformed their investment-grade peers, while industrials led gains at the sector level. Significantly, new issues in Asia ex-Japan exceeded US$100 billion for the first time ever during the period.

The Australian bond market also did well, as weakness in European banks and sovereigns drove demand for high-quality, low-risk sovereigns. The shorter end of the curve was supported by three interest rate cuts, while slowing domestic growth pushed yields significantly lower at the longer end.

Asian local currency government bonds also posted decent returns, led by India, Indonesia and the Philippines. Foreign inflows bolstered the Indian market, as investors responded favorably to a slew of reforms that included liberalizing the key retail and aviation sectors. Indonesian bonds benefited from interest rate cuts and sovereign credit rating upgrades, while fiscal discipline and stable economic growth underpinned the Philippine market. Other regional markets posted more modest gains.

Most Asian currencies appreciated against the U.S. Dollar. The Philippine Peso and Malaysian Ringgit led the gains, underpinned by the supportive domestic fundamentals. The Korean Won also outperformed, given the central bank’s easing bias. In contrast, the Indonesian Rupiah fared poorly as continued export weakness deepened concerns over the current account deficit. The other laggard was the Indian Rupee, which was hurt by inflation and deficit worries as well as an S&P downgrade of the country’s long-term debt outlook.

The Fund uses currency forwards as part of the currency overlay process, in order to position the currency exposure according to our strategy. These forwards detracted 0.67% from value in the Fund over the review period, due primarily to the hedging positions in the Indian Rupee and Indonesian Rupiah.

The Fund can also use interest rate swaps to hedge interest rate or otherwise obtain exposure to a particular interest rate market, but it is not deploying this strategy currently. In addition, the Fund uses credit-linked notes to reduce the impact of withholding taxes in Indonesia.

The use of bond futures contracts was primarily to hedge and manage the interest rate exposure of the Australian bond and U.S. dollar-denominated Asian credit portfolios. During the review period, the Fund held net short U.S. Treasury futures positions, which subtracted 0.23% from performance of the Asian credit portfolio. The value of these positions fell as the underlying U.S. Treasuries rose because of subdued economic growth. The exposure to Australian bond futures also detracted 0.13% from performance in the Australian portfolio.

During the period, bond futures were used as a component of overall duration positioning. To the extent that duration positioning was a modest negative for overall performance, futures at times contributed towards that impact. However, we would emphasise that this impact was not a direct result of derivatives usage per se; rather, it was the overall duration positioning that was detrimental to performance, to which the bond futures at times contributed.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the loan facility may be

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $1,000,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund may implement a reverse repurchase agreement program as another form of leverage if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. On October 31, 2012, the Fund unwound $66,000,000 of the previously held $240,000,000 interest rate swap agreement that matures on October 31, 2016. Also on that date, the Fund entered into a new interest rate swap with a notional amount $66,000,000 with a maturity date of November 1, 2017. As of October 31, 2012, the Fund held interest rate swap agreements with an aggregate notional amount of $600,000,000, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2012	Amount (in millions)	Fixed Rate Payable (%)
60 months	$66.0	0.84
48 months	$174.0	1.42
46 months	$60.0	1.20
24 months	$300.0	0.82

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Average Annual Returns (unaudited)

October 31, 2012

The following table summarizes Fund performance compared to the Fund’s blended benchmark consisting of 45% of the UBS Composite Index, 35.75% of the JP Morgan Asian Credit Index, and 19.25% of the IBOXX Asia ex Japan Government Bond Index for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2012.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	9.8%	12.5%	9.4%	11.9%
Market Value	20.5%	16.1%	12.1%	14.0%
Benchmark	9.4%	11.4%	9.2%	10.7%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. The Fund’s annual total return is based on the reported NAV on October 31, 2012. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-522-5465.

The net operating expense ratio is 1.38%. The net operating expense ratio, excluding interest expense, is 1.01%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2012, 70.5% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2012, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	NR** %
October 31, 2012	36.2	11.5	22.8	12.6	15.1	1.3	0.5
April 30, 2012	36.0	8.3	22.7	14.8	16.9	1.3	0.0
October 31, 2011	33.7	12.1	22.3	12.4	18.5	1.0	0.0

*	Below investment grade
**	Not Rated

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2012, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
October 31, 2012	41.6	54.2	2.2	1.9	0.1
April 30, 2012	42.5	54.0	2.8	0.6	0.1
October 31, 2011	41.2	52.1	3.3	3.3	0.1

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2012, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar* %
October 31, 2012	43.9	19.7	36.4
April 30, 2012	45.3	19.8	34.9
October 31, 2011	44.6	19.4	36.0

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 36% of the Fund's total investments on October 31, 2012, 34.6% of the Fund's total investments on April 30, 2012, 35.9% of the Fund's total investments on October 31, 2011.

Maturity Composition

As of October 31, 2012, the average maturity of the Fund’s total investments was 7.2 years, compared with 7.3 years at April 30, 2012, and 6.9 years at October 31, 2011. The following table shows the maturity composition of the Fund’s investments as of October 31, 2012, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2012	20.4	23.7	42.3	13.6
April 30, 2012	20.0	27.7	35.3	17.0
October 31, 2011	24.8	21.5	36.6	17.1

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2012 and the previous six and twelve month periods.

	October 31, 2012	April 30, 2012	October 31, 2011
Australia
90 day bank bills	3.14%	4.05%	4.71%
10 yr bond	3.13%	3.67%	4.51%
Australian Dollar	$1.04	$1.04	$1.06
Malaysia
3-month T-bills	3.05%	3.06%	2.98%
10 yr bond	3.46%	3.57%	3.75%
Malaysian Ringgit*	~~R~~3.05	~~R~~3.06	~~R~~3.07
New Zealand
90 day bank bills	2.69%	2.71%	2.71%
10 yr bond	3.48%	3.99%	4.50%
New Zealand Dollar	$0.82	$0.82	$0.81
Philippines
90 day T-bills	0.73%	2.47%	1.41%
10 yr bond	5.11%	5.79%	5.92%
Philippines Peso*	~~P~~41.20	~~P~~42.94	~~P~~42.64
Singapore
3-month T-bills	0.24%	0.25%	0.29%
10 yr bond	1.34%	1.55%	1.75%
Singapore Dollar*	~~S~~$1.22	~~S~~$1.26	~~S~~$1.25
South Korea
90 day commercial paper	2.85%	3.40%	3.43%
10 yr bond	3.02%	3.81%	3.87%
South Korean Won*	~~W~~1,090.60	~~W~~1,133.05	~~W~~1,108.20
Thailand
3 months deposit rate	1.88%	2.00%	2.00%
10 yr bond	3.30%	3.82%	3.39%
Thai Baht*	~~B~~30.65	~~B~~30.85	~~B~~30.75
US$ Bonds**
South Korea	1.11%	2.34%	2.77%
Malaysia	2.74%	3.37%	3.61%
Philippines	2.10%	3.04%	3.84%
Hong Kong	1.16%	1.40%	1.72%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2012

Principal Amount (000)		Description	Value (US$)

COMMERCIAL MORTGAGE BACKED SECURITY—0.3%
AUSTRALIA—0.3%
AUD	6,600	ALE Finance Co. Pty Ltd., 5.81%, 5/20/2020 (a)	$6,786,385
		Total Commercial Mortgage Backed Securities—0.3% (cost $7,090,713)	6,786,385
CORPORATE BONDS—50.4%
AUSTRALIA—10.5%
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 3/02/2015	1,971,264
AUD	2,500	APT Pipelines Ltd., 7.75%, 7/22/2020	2,907,422
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/2014	5,857,181
AUD	4,200	Barclays Bank PLC, 6.75%, 2/24/2014	4,498,669
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/2014	4,320,903
AUD	4,300	CFS Retail Property Trust, 7.25%, 5/02/2016	4,857,885
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 6/08/2016	5,840,291
AUD	1,400	General Electric Capital Australia Funding Pty Ltd., 6.00%, 5/15/2013	1,472,743
AUD	3,500	GPT RE Ltd., 6.50%, 8/22/2013	3,700,896
AUD	1,300	ING Bank Australia Ltd., 5.75%, 8/28/2013 (b)	1,378,154
AUD	12,400	ING Bank Australia Ltd., 5.75%, 3/03/2015 (b)	13,590,193
AUD	10,600	KfW, 6.25%, 2/23/2018 (b)	12,333,959
AUD	10,500	KfW, 6.25%, 12/04/2019 (b)	12,443,221
AUD	3,300	Kommunalbanken AS, 6.00%, 10/21/2014	3,589,614
AUD	4,800	Kommunalbanken AS, 6.50%, 4/12/2021	5,781,405
AUD	15,500	National Australia Bank Ltd., 6.25%, 4/01/2013	16,278,664
AUD	6,600	National Australia Bank Ltd., 6.75%, 9/16/2014	7,257,743
AUD	2,900	National Capital Trust III, 4.24%, 9/30/2016 (a)(c)(d)	2,796,399
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 6/16/2016 (a)(c)	2,630,781
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 7/11/2016	5,361,419
AUD	4,600	QIC Finance Shopping Center Fund Pty Ltd., 6.75%, 7/07/2014	4,948,553
AUD	4,000	Rabobank Capital Funding Trust V, 4.04%, 12/31/2014 (a)(c)(d)(e)	3,963,814
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/2017 (a)	5,103,019
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 8/12/2015	6,684,646
AUD	29,720	St. George Bank Ltd., 10.00%, 5/09/2013 (a)(c)	31,838,990
AUD	2,000	Telstra Corp. Ltd., 8.75%, 1/20/2015	2,268,145
AUD	3,000	Transurban Finance Co. Pty Ltd., 7.25%, 3/24/2014	3,227,847
AUD	5,000	Vero Insurance Ltd., 6.75%, 9/23/2014 (a)(c)	5,241,009
AUD	3,000	Vero Insurance Ltd., 6.75%, 10/06/2016 (a)(c)	3,021,223
AUD	7,000	Vodafone Group PLC, 6.75%, 1/10/2013	7,305,441
AUD	3,500	Volkswagen Financial Services Australia Pty Ltd., 7.25%, 11/26/2012	3,641,094
AUD	8,900	Wesfarmers Ltd., 8.25%, 9/11/2014	9,956,670
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/2016	4,660,677
AUD	3,600	Woolworths Ltd., 6.75%, 3/22/2016	4,079,286
			214,809,220
CHINA—5.9%
USD	7,000	Agile Property Holdings Ltd., 8.88%, 4/28/2014 (c)(e)	7,306,600
USD	4,550	Central China Real Estate Ltd., 12.25%, 10/20/2013 (c)(e)	4,993,625
USD	8,450	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (c)(e)	9,444,616
CNY	16,721	China Petroleum & Chemical Corp., 0.80%, 2/20/2014	2,562,893
USD	4,250	China Resources Gas Group Ltd., 4.50%, 4/05/2022 (e)	4,664,864
USD	8,800	China Shanshui Cement Group Ltd., 10.50%, 4/27/2015 (c)(e)	9,570,000
USD	8,800	CNOOC Finance 2012 Ltd., 3.88%, 5/02/2022 (e)	9,447,715
USD	7,100	COSL Finance BVI Ltd., 3.25%, 9/06/2022 (e)	7,054,837
USD	5,100	Country Garden Holdings Co., 11.13%, 2/23/2015 (c)(e)	5,729,510

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
CHINA (continued)
USD	4,300	Country Garden Holdings Co., 11.75%, 9/10/2014 (c)(e)	$4,730,000
USD	7,750	ENN Energy Holdings Ltd., 6.00%, 5/13/2021 (c)(e)	9,020,496
USD	800	KWG Property Holding Ltd., 12.75%, 3/30/2014 (c)(e)	875,982
USD	3,944	KWG Property Holding Ltd., 13.25%, 3/22/2017 (e)	4,414,405
USD	6,100	Longfor Properties Co. Ltd., 9.50%, 4/07/2014 (c)(e)	6,725,250
CNH	18,000	Sinochem Offshore Capital Co. Ltd., 1.80%, 1/18/2014	2,822,319
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 5/17/2022 (e)	1,734,362
USD	6,100	Sinopec Group Overseas Development 2012 Ltd., 4.88%, 5/17/2042 (e)	7,003,764
USD	6,750	Talent Yield Investments Ltd., 4.50%, 4/25/2022 (e)	7,354,935
USD	6,600	Yancoal International Resources Development Co. Ltd., 5.73%, 5/16/2022 (e)	6,792,165
USD	7,949	Yanlord Land Group Ltd., 10.63%, 3/29/2015 (c)(e)	8,505,430
			120,753,768
HONG KONG—6.0%
USD	17,350	Henson Finance Ltd., 5.50%, 9/17/2019 (c)	19,052,469
USD	11,400	HLP Finance Ltd., 4.75%, 6/25/2022 (e)	12,143,747
USD	17,550	Hongkong Land Finance (Cayman Island) Co. Ltd., 4.50%, 10/07/2025	18,721,621
USD	1,600	Hutchison Whampoa International Ltd., 4.63%, 9/11/2015 (e)	1,739,661
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/2033 (e)	2,797,305
USD	22,550	Hutchison Whampoa International Ltd., 7.63%, 4/09/2019 (e)	29,007,260
USD	5,300	Swire Pacific MTN Financing Ltd., 5.50%, 8/19/2019	6,195,981
USD	3,800	Swire Pacific MTN Financing Ltd., 6.25%, 4/18/2018	4,526,716
USD	9,600	Swire Properties MTN Financing Ltd., 4.38%, 6/18/2022 (e)	10,516,454
USD	18,100	Wing Hang Bank Ltd., 6.00%, 4/20/2017 (a)(c)(d)	18,175,278
			122,876,492
INDIA—3.6%
USD	11,300	Axis Bank Ltd., 5.25%, 9/30/2015	11,901,138
USD	5,150	Bank of Baroda, 5.00%, 8/24/2016 (e)	5,403,246
USD	4,500	ICICI Bank Ltd., 4.75%, 11/25/2016 (c)(e)	4,708,269
USD	15,700	ICICI Bank Ltd., 6.38%, 4/30/2017 (a)(c)(e)	15,857,000
USD	6,800	Indian Railway Finance Corp. Ltd., 4.41%, 3/30/2016	7,107,999
USD	12,500	NTPC Ltd., 5.63%, 7/14/2021 (e)	13,593,750
USD	4,950	NTPC Ltd., 5.88%, 3/02/2016	5,355,628
INR	150,000	Power Finance Corp. Ltd., 9.03%, 2/15/2013	2,784,607
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 6/15/2022	5,140,500
INR	67,000	Rural Electrification Corp. Ltd., 10.90%, 8/14/2013	1,256,769
			73,108,906
INDONESIA—2.6%
USD	8,650	Adaro Indonesia PT, 7.63%, 10/22/2014 (c)(e)	9,558,250
USD	3,650	Indosat Palapa Co. BV, 7.38%, 7/29/2015 (c)(e)	4,142,750
USD	2,850	Majapahit Holding BV, 7.88%, 6/29/2037 (e)	3,904,500
USD	8,900	Majapahit Holding BV, 8.00%, 8/07/2019 (e)	11,303,000
USD	4,500	Pertamina Persero PT, 4.88%, 5/03/2022 (e)	4,893,750
USD	8,350	Pertamina Persero PT, 5.25%, 5/23/2021 (e)	9,268,500
USD	4,500	Pertamina Persero PT, 6.00%, 5/03/2042 (e)	5,085,000
USD	4,600	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (e)	4,697,520
			52,853,270

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
MALAYSIA—3.2%
USD	11,700	AMBB Capital (L) Ltd., 6.77%, 1/27/2016 (a)(c)(d)	$11,712,390
CNH	10,000	Danga Capital Bhd, 2.90%, 10/20/2014 (e)	1,582,257
USD	7,750	PETRONAS Capital Ltd., 5.25%, 8/12/2019 (e)	9,279,517
USD	20,050	PETRONAS Global Sukuk Ltd., 4.25%, 8/12/2014 (e)	21,104,490
USD	2,650	Public Bank Bhd, 6.84%, 8/22/2016 (a)(c)	2,774,733
USD	11,550	SBB Capital Corp., 6.62%, 11/02/2015 (a)(c)(d)	11,714,772
USD	6,300	TNB Capital (L) Ltd., 5.25%, 5/05/2015 (e)	6,775,285
			64,943,444
PHILIPPINES—1.5%
USD	12,550	Alliance Global Group Inc., 6.50%, 8/18/2017	13,773,110
USD	6,100	Philippine Long Distance Telephone Co., 8.35%, 3/06/2017	7,350,500
USD	7,400	Power Sector Assets & Liabilities Management Corp., 6.88%, 11/02/2016 (b)(e)	8,750,500
			29,874,110
REPUBLIC OF SOUTH KOREA—7.8%
USD	3,750	Export-Import Bank of Korea, 4.00%, 1/11/2017	4,102,350
USD	4,300	Export-Import Bank of Korea, 5.00%, 4/11/2022	5,065,370
USD	3,000	Export-Import Bank of Korea, 5.13%, 3/16/2015	3,263,661
USD	4,300	Export-Import Bank of Korea, 5.88%, 1/14/2015	4,720,179
USD	3,200	Export-Import Bank of Korea, 8.13%, 1/21/2014	3,462,099
USD	3,000	Hana Funding Ltd., 8.75%, 12/17/2012 (a)(c)(d)	3,020,688
USD	1,950	Hana Funding Ltd., 8.75%, 12/17/2012 (a)(c)(d)	1,963,447
USD	1,850	Hyundai Capital Services, Inc., 4.38%, 7/27/2016 (e)	2,005,986
USD	7,500	Hyundai Capital Services, Inc., 6.00%, 5/05/2015 (e)	8,273,603
USD	17,200	Korea Development Bank (The), 3.50%, 8/22/2017	18,443,526
USD	11,450	Korea Expressway Corp., 1.88%, 10/22/2017 (e)	11,321,119
USD	12,750	Korea Expressway Corp., 4.50%, 3/23/2015 (e)	13,646,707
USD	1,350	Korea Expressway Corp., 5.13%, 5/20/2015 (e)	1,468,229
USD	9,100	Korea Finance Corp., 3.25%, 9/20/2016	9,603,876
USD	10,350	Korea Finance Corp., 4.63%, 11/16/2021	11,683,991
USD	4,200	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 9/19/2022 (e)	4,204,906
USD	3,000	Korea South-East Power Co. Ltd., 3.63%, 1/29/2017 (e)	3,187,179
USD	12,470	Korea South-East Power Co. Ltd., 6.00%, 5/25/2016 (e)	14,075,076
USD	14,500	National Agricultural Cooperative Federation, 4.25%, 1/28/2016 (e)	15,531,820
USD	5,880	Shinhan Bank, 5.66%, 3/02/2015 (a)(c)(e)	6,018,068
USD	2,600	Shinhan Bank, 6.82%, 9/20/2016 (a)(c)	2,767,333
USD	7,100	Standard Chartered Bank Korea Ltd., 7.27%, 3/03/2014 (a)(c)(e)	7,401,750
USD	3,950	Standard Chartered First Bank Korea Ltd., 7.27%, 3/03/2014 (a)(c)(e)	4,117,875
			159,348,838
SINGAPORE—3.0%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 8/24/2017	2,338,458
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 9/01/2014	2,496,016
USD	8,600	CMT MTN Pte. Ltd., 4.32%, 4/08/2015	9,075,623
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 3/11/2018 (a)(c)(e)	8,958,731
USD	7,450	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/2017 (a)(c)	7,730,023
USD	8,440	STATS ChipPAC Ltd., 7.50%, 8/12/2015 (c)(e)	8,967,500
USD	18,450	Temasek Financial (I) Ltd., 4.30%, 10/25/2019 (c)(e)	21,062,022
			60,628,373

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
SUPRANATIONAL—4.4%
AUD	13,800	Asian Development Bank, 5.50%, 2/15/2016	$15,363,483
AUD	16,800	Asian Development Bank, 6.25%, 3/05/2020	20,272,588
AUD	13,000	European Investment Bank, 6.13%, 1/23/2017	14,702,012
AUD	11,200	Inter-American Development Bank, 6.50%, 8/20/2019	13,596,058
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	10,411,007
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/2016	11,780,135
AUD	2,600	International Finance Corp., 5.75%, 7/28/2020	3,052,273
			89,177,556
THAILAND—1.9%
USD	5,000	Bangkok Bank PCL, 3.88%, 9/27/2022 (c)(e)	5,077,610
USD	4,800	Bangkok Bank PCL, 4.80%, 10/18/2020 (c)(e)	5,269,666
USD	7,400	Bangkok Bank PCL, 9.03%, 3/15/2029 (e)	9,842,000
USD	2,730	PTT Global Chemical PCL, 4.25%, 9/19/2022 (c)(e)	2,808,728
USD	50	PTTEP Australia International Finance Pty Ltd., 4.15%, 7/19/2015 (e)	52,803
USD	5,050	PTTEP Canada International Finance Ltd., 5.69%, 4/05/2021 (e)	5,876,417
USD	8,400	PTTEP Canada International Finance Ltd., 6.35%, 6/12/2042 (e)	10,628,461
			39,555,685
		Total Corporate Bonds—50.4% (cost $940,138,612)	1,027,929,662
GOVERNMENT BONDS—74.6%
AUSTRALIA—40.2%
AUD	99,900	Australia Government Bond, 4.50%, 10/21/2014	107,515,295
AUD	62,100	Australia Government Bond, 4.75%, 11/15/2012	64,501,565
AUD	101,400	Australia Government Bond, 5.50%, 1/21/2018	119,411,264
AUD	44,550	Australia Government Bond, 5.50%, 4/21/2023	55,944,103
AUD	74,600	Australia Government Bond, 5.75%, 7/15/2022	94,777,765
AUD	25,000	Australia Government Bond, 6.00%, 2/15/2017	29,519,279
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/2015 (b)	6,691,693
AUD	27,100	Queensland Treasury Corp., 6.00%, 4/21/2016 (b)	30,598,811
AUD	22,850	Queensland Treasury Corp., 6.00%, 2/21/2018 (b)	26,410,335
AUD	31,190	Queensland Treasury Corp., 6.00%, 6/14/2021 (b)	37,926,149
AUD	27,100	Queensland Treasury Corp., 6.25%, 6/14/2019 (b)	32,724,401
AUD	24,330	Queensland Treasury Corp., 6.25%, 2/21/2020 (b)	29,009,006
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/2016 (b)	149,786,696
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 6/15/2020 (b)	17,163,991
AUD	15,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022 (b)	18,861,947
			820,842,300
CHINA—3.2%
CNH	32,500	China Government Bond, 1.40%, 8/18/2016 (e)	4,962,489
CNH	10,000	China Government Bond, 1.80%, 12/01/2015	1,561,942
CNH	18,000	China Government Bond, 2.48%, 12/01/2020	2,752,623
CNY	41,000	China Government Bond, 3.26%, 6/02/2014	6,599,487
CNY	50,000	China Government Bond, 3.28%, 8/05/2020	7,886,207
CNY	50,000	China Government Bond, 3.36%, 5/24/2022	7,879,409
CNY	70,000	China Government Bond, 3.41%, 6/24/2020	11,141,865
CNY	18,000	China Government Bond, 3.55%, 10/20/2016	2,928,400
CNY	2,000	China Government Bond, 3.57%, 11/17/2021	320,949
CNY	40,000	China Government Bond, 3.60%, 2/17/2016	6,511,614

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
CHINA (continued)
CNY	20,000	China Government Bond, 3.83%, 1/27/2018	$3,293,054
CNY	30,000	China Government Bond, 4.10%, 9/27/2032	4,915,523
USD	1,350	Export-Import Bank of China, 4.88%, 7/21/2015 (e)	1,480,598
USD	2,750	Export-Import Bank of China, 5.25%, 7/29/2014 (e)	2,938,716
			65,172,876
HONG KONG—0.4%
HKD	51,200	Hong Kong Government Bond, 3.52%, 12/05/2017	7,663,877
INDIA—2.0%
INR	1,338,700	India Government Bond, 7.02%, 8/17/2016	24,060,865
INR	600,000	India Government Bond, 7.49%, 4/16/2017	10,871,193
INR	125,000	India Government Bond, 8.30%, 7/02/2040	2,311,562
INR	16,000	India Government Bond, 8.33%, 6/07/2036	297,328
INR	150,000	India Government Bond, 8.83%, 12/12/2041	2,928,690
			40,469,638
INDONESIA—4.9%
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 6/17/2015	19,116,762
USD	3,500	Indonesia Government International Bond, 5.25%, 1/17/2042 (e)	4,033,750
USD	7,400	Indonesia Government International Bond, 5.88%, 3/13/2020 (e)	8,889,250
USD	6,900	Indonesia Government International Bond, 6.63%, 2/17/2037 (e)	9,246,000
USD	10,150	Indonesia Government International Bond, 11.63%, 3/04/2019 (e)	15,428,000
IDR	73,700,000	Indonesia Treasury Bond, 5.63%, 5/15/2023	7,659,314
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 6/15/2032	5,832,835
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 7/15/2031	2,894,403
USD	9,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/2018 (e)	9,559,063
USD	15,050	Perusahaan Penerbit SBSN, 8.80%, 4/23/2014 (e)	16,621,957
			99,281,334
MALAYSIA—5.8%
MYR	25,000	Malaysia Government Bond, 3.20%, 10/15/2015	8,241,489
MYR	19,500	Malaysia Government Bond, 3.21%, 5/31/2013	6,407,683
MYR	34,500	Malaysia Government Bond, 3.31%, 10/31/2017	11,360,965
MYR	12,000	Malaysia Government Bond, 3.42%, 8/15/2022	3,922,286
MYR	98,400	Malaysia Government Bond, 3.58%, 9/28/2018	32,771,949
MYR	1,798	Malaysia Government Bond, 3.89%, 3/15/2027	604,935
MYR	29,500	Malaysia Government Bond, 4.01%, 9/15/2017	10,021,313
MYR	51,300	Malaysia Government Bond, 4.16%, 7/15/2021	17,641,912
MYR	14,163	Malaysia Government Bond, 4.26%, 9/15/2016	4,839,050
MYR	13,900	Malaysia Government Bond, 4.38%, 11/29/2019	4,846,176
MYR	11,685	Malaysia Government Bond, 4.39%, 4/15/2026	4,145,923
USD	12,700	Wakala Global Sukuk Bhd, 2.99%, 7/06/2016 (e)	13,277,215
			118,080,896
NEW ZEALAND—0.1%
NZD	2,150	New Zealand Government Bond, 6.00%, 4/15/2015	1,916,421
NZD	1,500	Province of Quebec, 6.75%, 11/09/2015	1,349,671
			3,266,092

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
PHILIPPINES—6.7%
PHP	715,000	Philippine Government Bond, 5.75%, 11/24/2021	$18,761,135
PHP	405,544	Philippine Government Bond, 6.38%, 1/19/2022	11,100,301
PHP	94,000	Philippine Government Bond, 8.75%, 5/27/2030	3,120,633
PHP	517,000	Philippine Government Bond, 9.13%, 9/04/2016	14,788,145
USD	7,950	Philippine Government International Bond, 5.00%, 1/13/2037	9,470,438
USD	2,800	Philippine Government International Bond, 6.50%, 1/20/2020	3,580,500
USD	20,250	Philippine Government International Bond, 7.75%, 1/14/2031	31,286,250
USD	4,900	Philippine Government International Bond, 8.88%, 3/17/2015	5,767,300
USD	100	Philippine Government International Bond, 9.38%, 1/18/2017 (c)	132,000
USD	7,970	Philippine Government International Bond, 9.88%, 1/15/2019	11,556,500
USD	15,979	Philippine Government International Bond, 10.63%, 3/16/2025	28,083,092
			137,646,294
REPUBLIC OF SOUTH KOREA—6.2%
KRW	20,000,000	Korea Monetary Stabilization Bond, 3.76%, 6/02/2013	18,442,160
KRW	14,138,674	Korea Treasury Bond, 1.50%, 6/10/2021 (f)	14,034,637
KRW	54,780,000	Korea Treasury Bond, 3.50%, 3/10/2017	51,558,649
KRW	6,500,000	Korea Treasury Bond, 3.75%, 6/10/2022	6,350,398
KRW	13,400,000	Korea Treasury Bond, 4.25%, 6/10/2021	13,485,000
USD	1,350	Republic of Korea, 5.13%, 12/07/2016	1,557,002
USD	15,950	Republic of Korea, 7.13%, 4/16/2019	20,797,093
			126,224,939
SINGAPORE—1.0%
SGD	3,000	Housing & Development Board, 1.01%, 9/19/2016	2,466,508
SGD	3,000	Housing & Development Board, 1.83%, 11/21/2018 (e)	2,521,921
SGD	2,000	Housing & Development Board, 3.14%, 3/18/2021	1,798,915
SGD	5,120	Singapore Government Bond, 3.00%, 9/01/2024	4,806,957
SGD	9,310	Singapore Government Bond, 3.13%, 9/01/2022	8,895,919
			20,490,220
SRI LANKA—0.2%
USD	4,450	Sri Lanka Government International Bond, 6.25%, 7/27/2021 (e)	4,975,990
THAILAND—3.9%
THB	11,074	Bank of Thailand, 3.33%, 5/12/2014	363,741
THB	230,000	Bank of Thailand, 3.42%, 8/18/2013	7,538,920
THB	218,289	Thailand Government Bond, 1.20%, 7/14/2021 (f)	7,274,707
THB	407,000	Thailand Government Bond, 2.80%, 10/10/2017	13,076,558
THB	407,200	Thailand Government Bond, 3.25%, 6/16/2017	13,362,418
THB	482,000	Thailand Government Bond, 3.45%, 3/08/2019	15,933,552
THB	42,100	Thailand Government Bond, 3.63%, 5/22/2015	1,395,653
THB	84,800	Thailand Government Bond, 3.63%, 6/16/2023	2,804,144
THB	444,800	Thailand Government Bond, 3.65%, 12/17/2021	14,899,987
THB	76,100	Thailand Government Bond, 3.88%, 6/13/2019	2,588,331
			79,238,011
		Total Government Bonds—74.6% (cost $1,406,463,364)	1,523,352,467

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

Principal Amount (000)		Description	Value (US$)

RESIDENTIAL MORTGAGE BACKED SECURITIES—0.4%
AUSTRALIA—0.4%
AUD	3,284	Progress Trust, 3.61%, 8/25/2036 (a)(c)(e)	$3,385,903
AUD	1,955	Puma Finance Ltd., 3.87%, 1/24/2013 (a)(c)(e)	2,028,257
AUD	2,763	Westpac Securitisation Trust, 3.74%, 5/21/2014 (a)(c)(e)	2,831,213
			8,245,373
		Total Residential Mortgage Backed Securities—0.4% (cost $6,575,059)	8,245,373
SHORT-TERM INVESTMENT—1.8%
UNITED STATES—1.8%
USD	37,014	Repurchase Agreement, State Street Bank & Trust Co., 0.15% dated 10/31/2012, due 11/01/2012 in the amount of $37,014,154, (collateralized by $35,110,000 U.S. Treasury Notes, 1.50%-2.38% due 5/31/2018-8/31/2018; value of $37,766,488)	37,014,000
		Total Short-Term Investment—1.8% (cost $37,014,000)	37,014,000
		Total Investments—127.5% (cost $2,397,281,748)	2,603,327,887

		Liabilities in Excess of Other Assets—(27.5)%	(560,991,379)
		Net Assets—100.0%	$2,042,336,508

AUD—Australian Dollar	IDR—Indonesian Rupiah	NZD—New Zealand Dollar	USD—U.S. Dollar
CNH—Chinese Yuan Renminbi Offshore	INR—Indian Rupee	PHP—Philippine Peso
CNY—Chinese Yuan Renminbi	KRW—South Korean Won	SGD—Singapore Dollar
HKD—Hong Kong Dollar	MYR—Malaysian Ringgit	THB—Thai Baht

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2012.
(b)	This security is government guaranteed.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(e)	Denotes a restricted security, see Note 2(c).
(f)	Inflation linked security.

At October 31, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Korea Treasury Bond 6%-3 year	UBS	75	12/18/2012	$(8,556)
United States Treasury Note 6%-2 year	UBS	233	12/31/2012	(8,797)
United States Treasury Note 6%-5 year	UBS	(72)	12/31/2012	(4,500)
United States Treasury Note 6%-10 year	UBS	(190)	12/19/2012	(87,651)
United States Treasury Bond 6%-30 year	UBS	244	12/19/2012	59,465
				$(50,039)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

At October 31, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
1/30/2013	Royal Bank of Canada	CNY38,210,600	USD6,000,000	$6,069,466	$69,466
Chinese Yuan Renminbi Offshore/United States Dollar
1/30/2013	Deutsche Bank	CNH37,879,800	USD6,000,000	6,024,983	24,983
1/30/2013	HSBC	CNH369,520,606	USD57,470,000	58,774,214	1,304,214
10/30/2013	Standard Chartered Bank	CNH102,352,000	USD16,000,000	16,279,629	279,629
Indian Rupee/United States Dollar
11/09/2012	Credit Suisse	INR209,919,600	USD3,800,000	3,897,061	97,061
11/09/2012	Deutsche Bank	INR243,165,000	USD4,300,000	4,514,247	214,247
11/09/2012	HSBC	INR322,221,000	USD5,700,000	5,981,885	281,885
Indonesian Rupiah/United States Dollar
3/01/2013	UBS	IDR261,415,000,000	USD27,500,000	26,844,676	(655,324)
Malaysian Ringgit/United States Dollar
3/27/2013	Credit Suisse	MYR49,228,800	USD16,000,000	16,036,322	36,322
Philippine Peso/United States Dollar
11/23/2012	Goldman Sachs	PHP202,909,000	USD4,899,999	4,929,981	29,982
Singapore Dollar/United States Dollar
12/05/2012	Goldman Sachs	SGD10,570,260	USD8,600,000	8,665,360	65,360
12/05/2012	Royal Bank of Canada	SGD25,552,340	USD20,900,000	20,947,471	47,471
12/05/2012	Standard Chartered Bank	SGD2,367,971	USD1,930,000	1,941,231	11,231
12/05/2012	State Street	SGD11,758,368	USD9,600,000	9,639,355	39,355
South Korean Won/United States Dollar
3/20/2013	Goldman Sachs	KRW6,944,340,000	USD6,140,000	6,329,008	189,008
				$196,874,889	$2,034,890
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi
1/30/2013	Goldman Sachs	USD6,000,000	CNY37,848,000	$6,011,870	$(11,870)
United States Dollar/Hong Kong Dollar
12/05/2012	Royal Bank of Canada	USD900,001	HKD6,979,005	900,573	(572)
United States Dollar/Indian Rupee
11/09/2012	Standard Chartered Bank	USD27,370,000	INR1,557,038,245	28,905,701	(1,535,701)
United States Dollar/Indonesian Rupiah
3/01/2013	HSBC	USD12,000,000	IDR117,960,000,000	12,113,299	(113,299)
United States Dollar/Malaysian Ringgit
3/27/2013	Deutsche Bank	USD8,330,000	MYR25,706,380	8,373,875	(43,875)
3/27/2013	Goldman Sachs	USD39,140,001	MYR121,126,558	39,457,077	(317,076)
3/27/2013	HSBC	USD5,700,000	MYR17,647,200	5,748,590	(48,590)
United States Dollar/Philippine Peso
11/23/2012	Royal Bank of Canada	USD3,500,000	PHP144,865,000	3,519,715	(19,715)
11/23/2012	Standard Chartered Bank	USD28,220,000	PHP1,197,261,720	29,089,287	(869,287)
United States Dollar/South Korean Won
3/20/2013	Standard Chartered Bank	USD39,880,000	KRW45,012,556,000	41,024,030	(1,144,030)
United States Dollar/Thai Baht
12/13/2012	HSBC	USD6,300,000	THB193,347,000	6,289,582	10,418
12/13/2012	UBS	USD25,700,000	THB807,725,300	26,275,322	(575,322)
				$207,708,921	$(4,668,919)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2012

At October 31, 2012, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
USD	300,000,000	10/31/2014	Deutsche Bank	Receive	3-month LIBOR Index	0.82%	$(2,593,398)
USD	60,000,000	8/19/2016	UBS	Receive	3-month LIBOR Index	1.20%	(1,439,245)
USD	174,000,000	10/31/2016	Barclays Bank	Receive	3-month LIBOR Index	1.42%	(5,448,221)
USD	66,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	(23,826)
							$(9,504,690)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2012

Assets
Investments, at value (cost $2,360,267,748)	$2,566,313,887
Repurchase agreement, at value (cost $37,014,000)	37,014,000
Foreign currency, at value (cost $26,337,753)	26,520,630
Cash	13,304,293
Cash at broker for futures contracts	1,400,681
Cash at broker for interest rate swaps	4,320,058
Interest receivable	31,872,790
Unrealized appreciation on forward foreign currency exchange contracts	2,700,632
Variation margin receivable for futures contracts	59,465
Prepaid expenses in connection with the at-the-market stock offering	235,399
Prepaid expenses	446,662
Total assets	2,684,188,497

Liabilities
Bank loan payable (Note 6)	600,000,000
Payable for investments purchased	12,983,525
Unrealized depreciation on interest rate swaps	9,504,690
Dividends payable to common shareholders	9,194,512
Unrealized depreciation on forward foreign currency exchange contracts	5,334,661
Payable for interest rate swaps closed	1,938,640
Investment management fees payable (Note 3)	1,218,120
Interest payable on bank loan	410,666
Deferred foreign capital gains tax	346,975
Administration fees payable (Note 3)	245,472
Variation margin payable for futures contracts	109,504
Director fees payable	45,339
Investor relations fees payable (Note 3)	44,367
Accrued expenses	475,518
Total liabilities	641,851,989

Net Assets	$2,042,336,508

Composition of Net Assets:
Common stock (par value $.01 per share)	$2,626,173
Paid-in capital in excess of par	1,649,626,801
Distributions in excess of net investment income	(5,423,924)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(175,367,115)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	154,788,717
Accumulated net realized foreign exchange gains	377,011,635
Net unrealized foreign exchange and forward foreign currency contract gains	39,074,221
Net Assets	$2,042,336,508
Net asset value per common share based on 262,617,345 shares issued and outstanding	$7.78 (a)

(a)	The NAV shown above differs from the reported NAV on October 31, 2012 due to financial statement rounding.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2012

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $1,883,484)	$122,465,656
122,465,656

Expenses
Investment management fee (Note 3)	13,217,671
Administration fee (Note 3)	2,673,779
Custodian’s fees and expenses	938,577
Bank loan fees and expenses	671,931
Investor relations fees and expenses (Note 3)	535,948
Insurance expense	460,917
Directors’ fees and expenses	379,405
Reports to shareholders and proxy solicitation	365,380
Transfer agent’s fees and expenses	143,501
Legal fees and expenses	140,539
Independent auditors’ fees and expenses	107,300
Miscellaneous	248,822
Total operating expenses, excluding interest expense	19,883,770
Interest expense (Note 6)	7,304,000
Total operating expenses	27,187,770

Net Investment Income	95,277,886

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $703,032 capital gains tax)	27,863,541
Interest rate swaps	(5,668,606)
Futures contracts	(4,883,684)
Forward and spot foreign currency exchange contracts	(1,237,605)
Foreign currency transactions	22,777,707
38,851,353

Net change in unrealized appreciation/(depreciation) on:
Investments	100,827,483
Interest rate swaps	(6,924,541)
Futures contracts	199,635
Forward foreign currency exchange contracts	(1,778,772)
Foreign currency translation	(38,948,621)
53,375,184
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	92,226,537
Net Increase in Net Assets Resulting from Operations	$187,504,423

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$95,277,886	$102,760,020
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	17,311,251	(28,369,246)
Net realized gain from foreign currency transactions	21,540,102	196,830,805
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	94,102,577	(2,966,732)
Net change in unrealized appreciation/depreciation on foreign currency translation	(40,727,393)	(104,086,979)
Net increase in net assets resulting from operations	187,504,423	164,167,868

Distributions to Shareholders from:
Net investment income	(109,721,108)	(109,609,812)
Net decrease in net assets from distributions	(109,721,108)	(109,609,812)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	12,830,315	—
Expenses in connection with the at-the-market stock offering	(16,197)	—
Change in net assets from common stock transactions	12,814,118	—
Change in net assets resulting from operations	90,597,433	54,558,056

Net Assets:
Beginning of year	1,951,739,075	1,897,181,019
End of year (including distributions in excess of net investment income of $(5,423,924) and accumulated net investment income of $228,950,543, respectively)	$2,042,336,508	$1,951,739,075

See Notes to Financial Statements.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2012

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $9,423,979)	$135,529,631
Operating expenses paid	(27,142,989)
Payments received from broker for collateral on interest rate swaps	7,730,000
Purchases and sales of short-term portfolio investments, net	45,826,326
Purchases of long-term portfolio investments	(1,044,893,981)
Proceeds from sales of long-term portfolio investments	971,585,823
Realized losses on forward foreign currency exchange contracts closed	(1,245,965)
Realized losses on interest rate swap transactions	(3,729,966)
Payments paid to broker for futures contracts	(3,795,384)
Decrease in prepaid expenses and other assets	120,801
Net cash provided from operating activities	79,984,296
Cash flows provided from (used for) financing activities
Issuance of common stock	12,578,719
Dividends paid to common shareholders	(109,660,884)
Net cash used for financing activities	(97,082,165)
Effect of exchange rate on cash	5,548,209
Net decrease in cash	(11,549,660)
Cash at beginning of year	51,374,583
Cash at end of year	$39,824,923

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$187,504,423
Decrease in investments	16,867,589
Net realized gain on investment transactions	(27,863,541)
Net realized loss on interest rate swap transactions	5,668,606
Net realized loss on futures contracts	4,883,684
Net realized foreign exchange gains	(21,540,102)
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	(94,102,577)
Net change in unrealized foreign exchange gains/losses	40,727,393
Decrease in interest receivable	3,639,996
Decrease in interest payable on bank loan	(6,000)
Net change in margin variation on future contracts	(199,635)
Net decrease in other assets	120,801
Decrease in payable for investments purchased	(44,785,057)
Payments received from broker for interest rate swaps	7,730,000
Payments received from broker for futures contracts	1,287,935
Increase in accrued expenses and other liabilities	50,781
Total adjustments	(107,520,127)
Net cash provided from operating activities	$79,984,296

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$7.48	$7.27	$6.53	$4.91	$6.99
Net investment income	0.36	0.39	0.37	0.35	0.42
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.36	0.24	0.79	1.73	(2.03)
Dividends to preferred shareholders from net investment income	–	–	–	–	(0.06)
Total from investment operations applicable to common shareholders	0.72	0.63	1.16	2.08	(1.67)
Distributions to common shareholders from:
Net investment income	(0.42)	(0.42)	(0.42)	(0.38)	(0.42)
Tax return of capital	–	–	–	(0.09)	–
Total distributions	(0.42)	(0.42)	(0.42)	(0.47)	(0.42)
Offering cost on common stock	–	–	–	–	–
Impact of shelf offering	–	–	–	–	–
Effect of Fund shares repurchased	–	–	–	0.01	0.01
Net asset value per common share, end of year	$7.78	$7.48	$7.27	$6.53	$4.91
Market value, end of year	$7.90	$6.93	$6.90	$6.04	$4.18

Total Investment Return Based on(b):
Market value	20.47%	6.59%	21.73%	58.26%	(28.40% )
Net asset value	9.92% (g)	9.20%	18.63%	45.66%	(24.32% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of year (000 omitted)	$2,042,337	$1,951,739	$1,897,181	$1,703,352	$1,284,318
Average net assets applicable to common shareholders (000 omitted)	$1,965,038	$1,937,986	$1,753,665	$1,457,521	$1,741,105
Net operating expenses	1.38%	1.49%	1.89%	2.20%	1.85% (d)
Net operating expenses without reimbursement	1.38%	1.49%	1.89%	2.22% (e)	–
Net operating expenses, excluding interest expense	1.01%	1.05%	1.19%	1.37%	1.22%
Net investment income	4.85%	5.30%	5.44%	6.40%	5.51%
Portfolio turnover	38%	72%	67%	68%	58%
Senior securities (loan facility) outstanding (000 omitted)	$600,000	$600,000	$600,000	$600,000	$520,000
Asset coverage ratio on revolving credit facility at year end(f)	440%	425%	416%	384%	347%
Asset coverage per $1,000 on revolving credit facility at year end	$4,404	$4,253	$4,162	$3,839	$3,470

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For each of the years ended October 31, 2012, 2011, 2010, 2009, and 2008 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.85%, 5.30%, 5.44%, 6.40% and 6.44%, respectively.
(d)	Includes expenses of both preferred and common stock.
(e)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share.

See Notes to Financial Statements.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

October 31, 2012

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 day’s prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price and classified as a Level 1 investment. A security that applies a fair valuation factor is generally a Level 2 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and US treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined as Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Foreign equities utilizing a fair valuation factor	Fair value of market and/or sector indices, futures, depositary receipts, ETFs, exchange rates, and historical opening and closing prices of each security

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity

Bank loans	Reported trade data and broker-dealer price quotations

Forward foreign currency contracts	Forward exchange rate quotations

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Commercial Mortgage Backed Security	$–	$6,786,385	$–
Corporate Bonds	–	1,027,929,662	–
Government Bonds	–	1,523,352,467	–
Residential Mortgage Backed Securities	–	8,245,373	–
Total Fixed Income Investments	–	2,566,313,887	–
Short-Term Investment	–	37,014,000	–
Total Investments	$–	$2,603,327,887	$–
Other Financial Instruments
Futures Contracts	$59,465	$–	$–
Forward Foreign Currency Exchange Contracts	–	2,700,632	–
Total Other Financial Instruments	$59,465	$2,700,632	$–
Total Assets	$59,465	$2,606,028,519	$–
Liabilities
Other Financial Instruments
Futures Contracts	$(109,504)	$–	$–
Forward Foreign Currency Exchange Contracts	–	(5,334,661)	–
Interest Rate Swap Agreements	–	(9,504,690)	–
Total Liabilities – Other Financial Instruments	$(109,504)	$(14,839,351)	$–

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, there were no transfers between fair value measurement levels. For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $37,014,000 as of October 31, 2012.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the year ended October 31, 2012, the Fund’s used forward contracts to hedge positions in the Indian Rupee and Indonesian Rupiah.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year ended October 31, 2012, the use of bond futures contracts was primarily to hedge and manage the interest rate exposure of the Australian bond and U.S. Dollar-denominated Asian credit portfolios. Bond futures were also used as a component of overall duration positioning. During the review period, the Fund held net short U.S. Treasury futures positions, which subtracted from performance of the Fund. The value of these positions fell as the underlying U.S. Treasuries rose because of subdued economic growth. The exposure to Australian bond futures also detracted from performance in the Fund.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the year ended October 31, 2012, the Fund used interest rate swaps as a tool to hedge the leverage of the Fund.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2012:

	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2012		Year Ended October 31, 2012
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$9,504,690

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$2,700,632	Unrealized depreciation on forward currency exchange contracts	$5,334,661

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$59,465	Unrealized depreciation on futures contracts	$109,504
Total		$2,760,097		$14,948,855

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “–” are $0 or round to $0.

The Effect of Derivative Instruments on the Statement of Operations

for the Year Ended October 31, 2012

Derivatives Not Accounted for as Hedging Instruments Under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(5,668,606)	$(6,924,541)

Forward foreign exchange contracts (foreign exchange risk)		$(1,245,965)	$(1,778,772)

Futures contracts (interest rate risk)		$(4,883,684)	$199,635
Total		$(11,798,255)	$(8,503,678)

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

The type of activity and volume of futures contracts varied throughout the year ended October 31, 2012. For the first six months of the year, the Fund consistently held futures contracts in 3Yr and 10Yr Australian TBonds, 2Yr, 5Yr and 10Yr U.S. Treasury Notes, and 30Yr U.S. Treasury Bonds. In May 2012, the Fund sold out of all 3Yr and 10Yr Australian TBond futures contracts and in July 2012, purchased 3Yr Korea Treasury Bond futures contracts. The quarterly weighted average of contracts and notional values for the Fund’s future positions were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	1,528	$156,704,571
2nd Quarter	134	$63,786,643
3rd Quarter	(249)	$13,982,071
4th Quarter	(18)	$15,500,566

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2012. In February and March 2012, the Fund bought into and then sold out of all Australian Dollar positions. The volume of forward contracts varied throughout the year with an average notional value of $642,721,544. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Quarter	$1,001,163,808
2nd Quarter	$652,965,702
3rd Quarter	$505,710,000
4th Quarter	$411,046,667

Information about interest rate swaps reflected as of the date of this reports is generally indicative of the type and volume of activity for the months ended October, 31, 2012. At the end of October 2012, the Fund unwound $66,000,000 of the previously held $240,000,000 interest rate swap agreement and entered into a new interest rate swaps with a notional amount $66,000,000. The total overall notional value and volume of interest rate swap positions was unvaried for the period.

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(h) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(i) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian Dollars into U.S. Dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(k) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen

Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. On March 1, 2012, Aberdeen Asset Management Investment Services Limited (“AAMISL”), the previous sub-adviser to the Fund, merged into AAML. AAML assumed the sub-adviser responsibilities of the Fund for which AAMISL was sub-adviser. There was no change to the portfolio management team or the level or nature of the services provided to the Fund for which AAMISL served as sub-adviser as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,567,643 to the Investment Adviser, with respect to the Fund, during the fiscal year ended October 31, 2012. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the fiscal year ended October 31, 2012, the Fund paid fees of approximately $511,982 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2012, were $1,000,108,924 and $927,689,091 respectively.

5. Capital

There are 400 million shares of $0.01 par value common stock authorized. At October 31, 2012, there were 262,617,345 shares of common stock issued and outstanding.

The Fund has filed a “shelf” registration statement with the SEC, which became effective on August 17, 2012 and permits the Fund to issue up to $375,000,000 in shares of common stock through one or more public offerings. In accordance with the terms of a sales agreement, the Fund may offer and sell up to 25,000,000 of its shares, par value $0.01 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings (“ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. Through October 31, 2012, there were 1,641,601 shares sold through the ATM offering. Offering costs are capitalized as a prepaid expense. When shares are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. For the year ended October 31, 2012, these costs were $16,197. These costs are noted on the Statements of Changes in Net Assets.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares through this program.

6. Revolving Credit Facility

On April 11, 2012, the Fund renewed a $600,000,000 loan facility with a 364-day term with a syndicate of major financial institutions led by The Bank of Nova Scotia. For the fiscal year ended October 31, 2012, the balance of the loan outstanding was $600,000,000, and the average interest rate on the loan facility was 1.20%. The average balance for the fiscal year was $600,000,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the year ended October 31, 2012, the Fund incurred fees of approximately $671,931.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a net asset value of no less than $1,000,000,000.

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

(f) Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,454,021,748	$152,187,680	$(2,881,541)	$149,306,139

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	October 31, 2012	October 31, 2011
Distributions paid from:
Ordinary Income	$109,721,108	$109,609,812
Net long-term capital gains	–	–
Total tax character of distributions	$109,721,108	$109,609,812

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$4,267,438
Undistributed long-term capital gains – net	–
Total undistributed earnings	$4,267,438
Capital loss carryforward	(155,701,887	)*
Other currency gains	377,011,635
Other Temporary Differences	(26,155,509)
Unrealized appreciation/(depreciation) – securities	149,306,139	**
Unrealized appreciation/(depreciation) – currency	41,355,718	**
Total accumulated earnings/(losses) – net	$390,083,534

*	On October 31, 2012, the Fund had a net capital loss carryforward of $155,701,887 which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2012

Capital loss carryforwards expire as follows:

2013	2014	2015	2016	2017	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$4,985,477	$11,980,826	$18,942,725	$38,887,790	$17,991,164	$60,657,380	$–	$2,256,525

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, 169,251,206 has been reclassified from distributions in excess of net investment income to accumulated net realized gain from investments, interest rate swaps and futures contracts and 50,680,039 has been reclassified from distributions in excess of net investment income to accumulated net realized foreign exchange gains. These reclassifications have no effect on net assets or net asset values per share.

Additionally included in the amounts above, in order to segregate accumulated realized foreign currency gains/losses, the Fund reclassified certain prior and current year amounts between the components of net assets from a GAAP to tax basis as of October 31, 2012. Accumulated net realized foreign exchange gains/losses will be recognized for Federal income tax purposes upon repatriation of Australian Dollars to U.S. Dollars.

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”),

Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of October 31, 2012.

On November 9, 2012 and December 11, 2012, the Fund announced that it will pay on December 14, 2012 and January 11, 2013, a distribution of US $0.035 per share to all shareholders of record as of November 30, 2012 and December 31, 2012, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Asia-Pacific Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Asia-Pacific Income Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations and cash flows for the year then ended, and its changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2012:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
November 14, 2011-July 13, 2012	2.257%	66.63%
August 17, 2012	2.251%	66.56%
September 14, 2012	2.249%	66.57%
October 12, 2012	2.243%	66.64%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement, Investment Advisory Agreement, and Investment Sub-Advisory Agreement (FAX)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) held on September 4, 2012, the Board, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (the “Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Investment Sub-Adviser”) (collectively, the “Agreements”). The Investment Adviser and Investment Sub-Adviser are affiliates of the Investment Manager. The Investment Manager, Investment Adviser and Investment Sub-Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive sessions with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management, advisory and sub-advisory services provided to the Fund by the Advisers, the level of the management, advisory and sub-advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and the Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In considering whether to approve the renewal of the Agreements, the Directors received and considered a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Advisers’ investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also took into account the Advisers’ risk management processes. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of closed-end funds in the World Bond and Emerging Markets Bond Morningstar categories as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”), including Aberdeen Global Income Fund, Inc., another U.S.-registered closed-end fund managed by the Investment Manager and First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by Aberdeen Asset Management Inc., an affiliate of the Advisers and administrator to the Fund (“AAMI”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2012, and which reflects both the advisory fee and the administration fee) was the lowest in the Peer Group and below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

for investment purposes, including leverage, for the six months ended April 30, 2012 was the lowest in the Peer Group and below the average and median expense ratios, respectively, of the Peer Group. The data also indicated that the Fund’s annualized expense ratio based on average net assets, excluding the principal amount of borrowings, for the six months ended April 30, 2012 was below the average and median expense ratios of its Peer Group. The Committee and the Board took into account the impact of leverage on Fund expenses. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings, if any. The Committee and the Board also considered that the compensation paid to the Investment Adviser and Investment Sub-Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser and Investment Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s and Investment Sub-Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory and sub-advisory fees. The Committee and the Board also took into account management’s discussion of the Fund’s expenses as well as certain actions previously taken to reduce the Fund’s operating expenses. The Committee and the Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund, including, a segregated account with a global bond mandate. The Committee and the Board considered the fee comparisons in light of differences required to manage the different types of accounts. The Committee and the Board also noted that the SI report indicated that the Fund’s effective management fee rate was below the effective management fee rates paid by the other Aberdeen-managed funds in its Peer Group. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund’s performance was in the 3rd quintile for the for the one- and three-year periods ended April 30, 2012, and was in the 2nd quintile for the five-year period ended April 30, 2012. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of the Morningstar Group average, and other Aberdeen-managed funds and a segregated account with global bond mandates. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that on a gross basis, the Fund underperformed its composite benchmark constructed by the Investment Manager for the one- and five-year periods ended April 30, 2012, and outperformed the benchmark for the three-year period ended April 30, 2012. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the one- and five-year periods, including market conditions. The Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on various factors including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compared relative to its Peer Group at higher asset levels.

•

Profitability; Ancillary Benefits. The Committee and the Board reviewed information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2012

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2015; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None

Independent Directors

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Chairman of the Board; Class II Director	Term expires 2014; Director since 2001	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc.	28	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian companies.	28	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1948	Class III Director	Term expires 2015; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1945	Class II Director	Term expires 2014; Director since 1993	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class I Director	Term expires 2013; Director since 1986	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., the Aberdeen Funds, The Singapore Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser. Mr. Gilbert serves as a Director of The India Fund, Inc. and The Asia Tigers Fund, Inc. and as a Vice President with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.
-	Mr. Sherman resigned as a director of the Aberdeen Asia-Pacific Income Fund, Inc. and of the Aberdeen Australia Equity Fund, Inc. effective as of July 9, 2012.
-	Further information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-522-5465.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Vice President and Head of Compliance - U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product - US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Paul Griffiths*** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1967	Vice President	Since 2010	Currently, Global Head of Fixed Income for Aberdeen Asset Managers Limited. Mr. Griffiths joined Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was formerly Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Senior Portfolio Manager on the Aberdeen fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Accounting and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1963	Vice President	Since 2008	Currently, Head of Fixed Income – Asia-Pacific for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal and Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Development, for Aberdeen Asset Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1971	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 7, 2012.
**	Messrs. Cotton, Goodson, Keener and Pittard and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Cotton, Goodson and Pittard and Mses. Kennedy, Melia, Nichols and Sitar hold officer positions with Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Goodson and Pittard and Mses. Kennedy, Melia and Nichols hold officer position with The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., and The India Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Griffiths, McCabe, Michael, and Rodriguez hold the same position with Aberdeen Global Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

As of October 31, 2012, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the following member of its Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: John T. Sheehy. Mr. Sheehy is considered by the Board to be an “Independent Director,” as that term is defined in Item 3 of Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2012	$97,600	$30,500[2]	$6,700	Nil
October 31, 2011	$97,600	$3,000	$6,433	Nil

1	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
2	$30,500 related to public offering of shares that occurred on August 17, 2012.

(e)(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit Committee Charter also provides that the Audit Committee shall review in advance, and consider approval of, any and all proposals by Management or the Investment Manager that the Registrant, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2012, KPMG billed $1,029,777 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s Investment Adviser, Investment Manager, Sub-Adviser and Administrator for the fiscal year ended October 31, 2011, as reported on the Form N-CSR filed on January 6, 2012 [SEC Accession No. 0001193125-12-004337], was incorrect, and should be replaced by $743,218, as reported in this Form N-CSR.

(h)

The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2012, the audit committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager's and Investment Adviser's proxy voting policies and material amendments thereto. The Registrant's Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are referenced in Exhibit B.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 4, 2013

Individual & Position	Services Rendered	Past Business Experience
Anthony Michael Head of Fixed Income – Asia Pacific	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management's Fixed Income and Equity businesses that year. He held the position of director/senior portfolio manager with Deutsche in Sydney for five years, responsible for the development and implementation of fixed income and FX strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, he worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.
Nick Bishop Senior Investment Manager	Responsible for portfolio management	Currently Senior Investment Manager. He joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management (Australia) Limited. Previously he worked at Deutsche since 1998 as a member of the UK macro team.
Adam McCabe Senior Portfolio Manager/Deputy Head of Asian Fixed Income	Responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios.	He joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. He worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Yueh Ee-Leen Portfolio Manager – Fixed Income - Asia	Responsible for macroeconomic research specifically relating to Singapore, Hong Kong, China and Taiwan together with recommending and implementing investment ideas in these respective markets.	Currently is a portfolio manager on Asia Pacific fixed income team desk located in Singapore. She joined Aberdeen in 2006 from Prudential Asset Management where, as a central dealer, she dealt in the Asian bond, foreign exchange and derivative markets. Previously, Ee-Leen worked for Sumitomo Mitsui Banking Corporation in the international treasury department, where she was responsible for money market and fixed income trading, asset/liability risk management, cashflow management and profit/loss analysis for the team.
Thu Ha Chow Senior Investment Manager – Fixed Income - Asia	Currently a senior investment manager on the Asian fixed income team in Singapore.	She joined Aberdeen's Asian fixed income team as a senior credit analyst in 2012 from the London office where she was a senior portfolio manager in the European investment grade team. Previously she worked for Deutsche Asset Management in 2001 as a sector specialist covering utilities and ABS. Prior to that, she was a credit analyst/portfolio manager at Threadneedle Asset Management. She started her career at Credit Suisse in the corporate finance division.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)

Anthony Michael	4	$3,340.71	38	$4,630.25	81	$15,187.85

Nick Bishop	4	$3,340.71	38	$4,630.25	81	$15,187.85

Adam McCabe	4	$3,340.71	38	$4,630.25	81	$15,187.85

Yueh Ee-Leen	4	$3,340.71	38	$4,630.25	81	$15,187.85

Thu Ha Chow	4	$3,340.71	38	$4,630.25	81	$15,187.85

Total assets are as of October 31, 2012 and have been translated to U.S. dollars at a rate of £1.00 = $1.61.

There is one account (with assets under management totaling approximately $140.43 million managed by Anthony Michael, Nick Bishop, Adam McCabe, Yueh Ee-Leen and Thu Ha Chow with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of this account is significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2012
Anthony Michael	$0
Nick Bishop	$0
Adam McCabe	$0
Yueh Ee-Leen	$0
Thu Ha Chow	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2011	0	0	0	26,097,574
December 1 through December 31, 2011	0	0	0	26,097,574
January 1 through January 31, 2012	0	0	0	26,097,574
February 1 through February 29, 2012	0	0	0	26,097,574
March 1 through March 31, 2012	0	0	0	26,097,574
April 1 through April 30, 2012	0	0	0	26,097,574
May 1 through May 31, 2012	0	0	0	26,097,574
June 1 through June 30, 2012	0	0	0	26,097,574
July 1 through July 31, 2012	0	0	0	26,097,574
August 1 through August 31, 2012	0	0	0	26,175,338
September 1 through September 30, 2012	0	0	0	26,190,969
October 1 through October 31, 2012	0	0	0	26,261,735
Total	0	0	0	-

[1]    The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2012, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)

It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5), (c)(6), (c)(7), (c)(8), (c)(9), (c)(10), (c)(11), (c)(12), (c)(13) and (c)(14) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 4, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 4, 2013

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6), 12(c)(7), 12(c)(8), 12(c)(9), 12(c)(10), 12(c)(11), 12(c)(12), 12(c)(13) and 12(c)(14) Distribution notice to stockholders